SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported):                                                                                          February 11, 2004

                                            INFINITY PROPERTY AND CASUALTY CORPORATION
(Exact name of registrant as specified in its charter)

Ohio	000-50167	03-0483872
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

                                                  2204 Lakeshore Drive, Birmingham, Alabama 35209
(Address of principal executive offices) (Zip Code)

                                                                                      (205) 870-4000
(Registrant’s telephone number, including area code)

Item 5.    Other Events and Required FD Disclosure.

                 On February 11, 2004, the Registrant issued the press release attached as Exhibit 99.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

              (c)    Exhibits

                        99.1   Press release dated February 11, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 12, 2004	INFINITY PROPERTY AND CASUALTY CORPORATION By: /s/Samuel J. Simon —————————————— Name: Samuel J. Simon Title: Senior Vice President, General Counsel and Secretary